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                                  [CHASE LOGO]




                                                       CAPITAL MARKETS
                          Dated as of May 7, 1998      707 Travis Street
                                                       Houston, Texas 77002-8095
                                                       (713) 216-6548
                                                       WATS (800) 732-5519
                                                       Fax (713) 216-4919



Sirrom Capital Corporation
500 Church St., Suite 200
Nashville, TN 37219

Attn:  Carl Stratton

Re:    SWAP TRANSACTION (OUR REFERENCE NO. 992)

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date below (the "Swap Transaction"). It constitutes a "Confirmation" as referred to in the Master Agreement described below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc., now known as the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder and
(ii) the person executing this Confirmation is duly authorized to execute and deliver it.

1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement inthe form published by ISDA (the "Agreement"), as if you and we had executed that agreement (but without any Schedule thereto) and the Agreement shall be governed by and construed in accordance with the laws of the State of Texas. All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In addition, you and we agree to use our best efforts promptly to negotiate, execute and deliver a Master Agreement (in the form published by ISDA). Upon execution and delivery to you and us of that agreement (i) this Confirmation shall supplement, form a part of, and be subject to that agreement and (ii) all provisions contained or incorporated by reference in that agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the particular Rate Swap Transaction to which this Confirmation relates are as follows:


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Notional Amount:                                  $100,000,000

Trade Date:                                       May 7, 1998

Effective Date:                                   September 1, 1998

Termination Date:                                 January 2, 2002

FIXED AMOUNTS:

  Fixed Rate Payer:                               Sirrom Capital Corporation
                                                  ("Counterparty")

  Fixed Rate Payer Payment Dates:                 The 1st day of each month of
                                                  each year, commencing October
                                                  1, 1998 to and including the
                                                  Termination Date, subject to
                                                  adjustment in accordance with
                                                  the Modified Following
                                                  Business Day Convention.

  Fixed Rate:                                     6.00 percent

  Fixed Rate Day Count Fraction:                  Actual/360

FLOATING AMOUNTS:

  Floating Rate Payer:                            Chase Bank of Texas National
                                                  Association ("CBT")

  Floating Rate Payer Payment Dates:              Same as the Fixed Rate Payer
                                                  Payment Dates

  Floating Rate for the Initial
  Calculation Period:                             To be determined

  Floating Rate Option:                           USD-CP-H.15

         "USD-CP-H.15" means that the rate for a Reset Date will be the Money Market Yield of the rate set forth in H.15(519) for that day opposite the Designated Maturity under the caption "Commercial Paper-Nonfinancial". If on the Calculation Date for a Calculation Period such rate for a Reset Date in that Calculation Period is not yet published in H.15(519), the rate for that Reset Date will be determined as if the parties had specified "USD-CP-Reference Dealers" as the applicable Floating Rate Option.




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         "USD-CP-Reference Dealers" means that the rate for a Reset Date will be the Money Market Yield of the arithmetic mean of the offered rates of the Reference Dealers as of 11:00 am, New York City time, on that day for the U.S. Dollar commercial paper of the Designated Maturity placed for industrial issuers whose bond rating is "Aa" or the equivalent froma nationally recognized rating agency.


  Designated Maturity:                            One month

  Floating Rate Day Count Fraction:               Actual/360

  Reset Dates:                                    Each Business Day of each
                                                  Calculation Period

Business Days:                                    New York Business Days

Method of Averaging:                              Unweighted Average

Calculation Agent:                                CBT

Payments to CBT:                                  Chase Bank of Texas - Houston
                                                  ABA No. 113-000-609
                                                  Capital Markets Dept. - Rate
                                                  Swaps
                                                  CR Acct. No. 00100381608
                                                  Attn: Ginger Vollert

Payments to Counterparty:                         Counterparty to provide
                                                  information to CBT

Governing Law:                                    The laws of the State of Texas

Other provisions:                                 Counterparty agrees to deliver
                                                  to CBT an opinion of counsel
                                                  in form and substance
                                                  satisfactory to CBT.


Each party has entered into this Swap Transaction solely in reliance on its own judgement. Neither party has any fiduciary obligation to the other party relating to this Swap Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Swap Transaction, any subsequent actions relating to this Swap Transaction or any other matters relating to this Swap Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party relating to this Swap Transaction, whether or not such advice is given or such views are expressed at the request of the other party.



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THE AGREEMENT AND THIS WRITTEN CONFIRMATION REPRESENT THE FINAL AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within two (2) Business Days be returning via facsimile an executed copy of this letter agreement to the attention of JIM SHIELDS (facsimile no. (713) 216-4919; telephone no. (713) 216-5482.)

Chase Bank of Texas is please to have concluded this transaction with you.


                                          Very truly yours,

                                       CHASE BANK OF TEXAS
                                       NATIONAL ASSOCIATION

                                       By: /s/ Steve Shipley
                                           --------------------------------
                                           Steve Shipley
                                           Vice President


Accepted and confirmed as
of the date first written:

SIRROM CAPITAL CORPORATION

By: /s/ Carl Stratton
    ----------------------------
    Name: Carl W. Stratton
    Title: CFO




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                           SIRROM CAPITAL CORPORATION
                          ACCRETION SCHEDULES/SWAP #992



Calculation Period               Calculation Period                 USD Notional
------------------               ------------------                 ------------
   Start Date                        End Date                          Amount
   ----------                        --------                          ------
   09/01/98                          10/01/98                        $20,000,000
   10/01/98                          11/02/98                        $40,000,000
   11/02/98                          12/01/98                        $60,000,000
   12/01/98                          01/04/99                        $80,000,000
   01/04/99                          02/01/99                       $100,000,000
   02/01/99                          03/01/99                       $100,000,000
   03/01/99                          04/01/99                       $100,000,000
   04/01/99                          05/03/99                       $100,000,000
   05/03/99                          06/01/99                       $100,000,000
   06/01/99                          07/01/99                       $100,000,000
   07/01/99                          08/02/99                       $100,000,000
   08/02/99                          09/01/99                       $100,000,000
   09/01/99                          10/01/99                       $100,000,000
   10/01/99                          11/01/99                       $100,000,000
   11/01/99                          12/01/99                       $100,000,000
   12/01/99                          01/03/00                       $100,000,000
   01/03/00                          02/01/00                       $100,000,000
   02/01/00                          03/01/00                       $100,000,000
   03/01/00                          04/03/00                       $100,000,000
   04/03/00                          05/01/00                       $100,000,000
   05/01/00                          06/01/00                       $100,000,000
   06/01/00                          07/03/00                       $100,000,000
   07/03/00                          08/01/00                       $100,000,000
   08/01/00                          09/01/00                       $100,000,000


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

Calculation Period               Calculation Period                 USD Notional
------------------               ------------------                 ------------
    Start Date                       End Date                         Amount
    ----------                       --------                         ------
    09/01/00                         10/02/00                       $100,000,000
    10/02/00                         11/01/00                       $100,000,000
    11/01/00                         12/01/00                       $100,000,000
    12/01/00                         01/02/01                       $100,000,000
    01/02/01                         02/01/01                       $100,000,000
    02/02/01                         03/01/01                       $100,000,000
    03/01/01                         04/02/01                       $100,000,000
    04/02/01                         05/01/01                       $100,000,000
    05/01/01                         06/01/01                       $100,000,000
    06/01/01                         07/02/01                       $100,000,000
    07/02/01                         08/01/01                       $100,000,000
    08/01/01                         09/04/01                       $100,000,000
    09/04/01                         10/01/01                       $100,000,000
    10/01/01                         11/01/01                       $100,000,000
    11/01/01                         12/03/01                       $100,000,000
    12/03/01                         01/02/00                       $100,000,000




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